SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2002.

KEY3MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation)	1-16061 (Commission File Number)	95-4799962 (IRS Employer Identification No.)

5700 Wilshire Blvd., Suite 325
Los Angeles, CA 90036
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (323) 954-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

By letter dated July 15, 2002, Bruce M. Ramer resigned as a director of Key3Media Group, Inc., citing professional demands on his time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY3MEDIA GROUP, INC.
Dated: July 17, 2002	By:	/s/ Peter B. Knepper

		Name: Title:	Peter B. Knepper Executive Vice President and Chief Financial Officer